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                                                                        10/13/99

                                                                    EXHIBIT 10.1

                           CARBON ENERGY CORPORATION
                            1999 STOCK OPTION PLAN

                              SECTION 1: PURPOSE
                              ------------------

     The purpose of the Carbon Energy Corporation 1999 Stock Option Plan (the "Plan") is to further the growth and development of Carbon Energy Corporation, a Colorado corporation (the "Company"), by affording an opportunity for stock ownership to selected employees, directors and consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success.


                            SECTION 2: DEFINITIONS
                            ----------------------

     Unless otherwise indicated, the following words when used herein shall have the following meanings:

          (a) "Affiliate" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c) "Cause" shall mean a termination on account of (1) repeated refusal to obey written directions of the Board of Directors or a superior officer (so long as such directions do not involve illegal or immoral acts), (2) repeated acts of substance abuse which are materially injurious to the Company or any of its Subsidiaries, (3) fraud or dishonesty that is materially injurious to the Company or any of its Subsidiaries, (4) breach of any material obligation of nondisclosure or confidentiality owed to the Company or any of its Subsidiaries, (5) commission of a criminal offense involving money or other property of the Company (excluding any traffic violations or similar violations), or (6) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed.

          (d)  "Change in Control" shall be deemed to have occurred:

               (1) At such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company; or

               (2) On the date on which the stockholders of the Company approve: (A) any agreement for a merger or consolidation of the Company with another entity, provided that there shall be no Change in Control if the persons and entities who were the stockholders of the Company immediately before such merger or consolidation continue to own directly more than two-thirds of the outstanding
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          voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the voting securities of the Company outstanding immediately before such merger or consolidation; or (B) any sale, exchange or other disposition of all or substantially all of the Company's assets; or

               (3) On the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions; or

               (4) At such time that there is a change in more than a majority of the Company's Board of Directors as a result of a proxy contest, except this clause (4) will not apply to any Options of an Optionee who, or an Affiliate of whom, has waged the proxy contest or has endorsed the change in the Board of Directors.

     In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be someone other than Yorktown Energy Partners III, L.P., Yorktown Partners LLC, or entities controlled by Yorktown Partners LLC. For this purpose, the term "controlled" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether
     (1) through the ownership of more than 50% of the outstanding voting securities of the person, (2) by contract or (3) by a position such as a
     general partner or manager.   The Plan Administrator's reasonable
     determination as to whether such an event has occurred shall be final and conclusive.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Common Stock" shall mean the Company's common stock (no par value) and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

          (g)  "Director" shall mean a member of the Board of Directors.

          (h) "Early Exercise Stock Purchase Agreement" shall mean an agreement for the repurchase by the Company of shares acquired upon exercise of any portion of an Option prior to its vesting.

          (i) "Incentive Stock Option" shall mean any Option granted to an eligible employee under the Plan, which the Company intends at the time the Option is granted to be an Incentive Stock Option within the meaning of
     Section 422 of the Code.

          (j) "Non-Employee Director" shall mean a Director who is a Non-Employee Director within the meaning of Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended from time to time.

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          (k)  "Nonqualified Stock Option" shall mean any Option granted to an eligible employee, director or consultant under the Plan which is not an Incentive Stock Option.

          (l) "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

          (m)  "Option Agreement" means the agreement specified in Section 7.2.

          (n) "Optionee" shall mean any employee, director or consultant who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

          (o) "Parent" shall mean a parent corporation of the Company as defined in Section 424(e) of the Code.

          (p) "Plan Administrator" shall mean the body which is responsible for the administration of the Plan, as determined pursuant to Section 4.1.

          (q) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                           SECTION 3: EFFECTIVE DATE
                           -------------------------

     The effective date of the Plan is October 14, 1999; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the stockholders of the Company within 12 months of the effective date. Options granted under the Plan prior to approval of the Plan by the stockholders of the Company shall be subject to approval of the Plan by the stockholders of the Company.


                          SECTION 4: ADMINISTRATION
                          -------------------------

     4.1  Plan Administrator.  The Plan shall be administered by the Board of
          ------------------
Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee. Any such committee shall be appointed by and shall serve at the pleasure of the Board of Directors and shall consist of two or more Non-Employee Directors and the President of the Company; provided that no member of such committee shall participate in the deliberations and actions of the committee with respect to the granting of an Option to that member. The Board of Directors may from time to time remove members from or add members to any such committee, and vacancies on the committee, howsoever caused, shall be filled by the Board of Directors.

     4.2  Meetings and Actions. The Plan Administrator shall hold meetings at
          --------------------
such times and places as it may determine. A majority of the members of the Plan Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Plan Administrator shall be the acts of the Plan Administrator and shall be final, binding and conclusive upon all persons, including the Company,

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its Subsidiaries, its stockholders, and all persons having any interest in
Options which may be or have been granted pursuant to the Plan.

     4.3  Powers of Plan Administrator. The Plan Administrator shall have the
          ----------------------------
full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Plan Administrator shall take into consideration the contribution the Optionee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Plan Administrator shall determine.

     4.4  Interpretation of Plan. The determination of the Plan Administrator as
          ----------------------
to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

     4.5  Indemnification. Each person who is or shall have been a member of the
          ---------------
Plan Administrator or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, provided that the Company approved such settlement, or paid in satisfaction of a judgment in any such action, suit or proceeding, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                     SECTION 5: STOCK SUBJECT TO THE PLAN
                     ------------------------------------

     5.1  Number. The aggregate number of shares of Common Stock which may be
          ------
issued under Options granted pursuant to the Plan shall not exceed seven hundred thousand (700,000) shares. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

     5.2  Unused Stock. If any outstanding Option under the Plan expires or for
          ------------
any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available for issuance under the Plan.

     5.3  Adjustment for Change in Outstanding Shares. If there is any change,
          -------------------------------------------
increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then

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in each such event, the Plan Administrator shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the Option prices in order to prevent the dilution or enlargement of any Optionee's rights. The Plan Administrator's determinations in making adjustments shall be final and conclusive.

     5.4  Reorganization or Sale of Assets.  In the event of (i) a dissolution,
          --------------------------------
liquidation or sale of all or substantially all of the Company's assets; (ii) a merger or consolidation of the Company with another entity; or (iii) any other capital reorganization in which the persons and entities who were the stockholders of the Company immediately before such capital reorganization own, directly or indirectly, less than two-thirds of the outstanding voting securities of the Company following such capital reorganization (each of such events being referred to hereinafter as a "Reorganization Event"), the Plan Administrator shall, as to outstanding Options, either (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (2) upon written notice to all Optionees, which notice shall be given not less than 20 days prior to the effective date of the Reorganization Event, provide that all unexercised Options must be exercised within a specified number of days (which shall not be less than 30) of the date of such notice or such Options will terminate. In response to a notice provided pursuant to clause (2) of the preceding sentence, an Optionee may make an irrevocable election to exercise the Optionee's Option contingent upon and effective as of the effective date of the Reorganization Event. Options which are not exercised within the specified period following the receipt of such a notice shall terminate and cease to be outstanding. If the Reorganization Event results in a Change of Control, then the provisions of Section 9 shall be applied before the provisions of this Section 5.4 become effective.

                            SECTION 6: ELIGIBILITY
                            ----------------------

     All salaried employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Directors and consultants who are not employees of the Company or its Subsidiaries but who are involved in endeavors significant to its success shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan.


                          SECTION 7: GRANT OF OPTIONS
                          ---------------------------

     7.1  Grant of Options. The Plan Administrator may from time to time in its
          ----------------
discretion determine which of the eligible employees, directors and consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the

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dates on which such Options are to be granted. No employee may be granted
Incentive Stock Options to the extent that the aggregate fair market value (determined as of the time each Option is granted) of the Common Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000. To the extent that the limitation set forth in the preceding sentence has been exceeded, the Options which exceed the annual limitation shall be deemed to be Nonqualified Stock Options rather than Incentive Stock Options.

     7.2  Option Agreement. Each Option granted under the Plan shall be
          ----------------
evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), and shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that Option pertains. More than one Option may be granted to an eligible person.

     7.3  Option Price. The option price per share of Common Stock under each
          ------------
Option shall be determined by the Plan Administrator and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 85% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

     7.4  Determination of Fair Market Value. If the Common Stock is listed upon
          ----------------------------------
an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges for the five business days immediately preceding the day for which the determination is made. If the Common Stock is not listed upon an established stock exchange but is traded in the NASDAQ National Market System, the fair market value per share shall be deemed to be the average of the closing price of the Common Stock in the National Market System for the five business days immediately preceding the day for which the determination is made. If the Common Stock is not listed upon an established stock exchange and is not traded in the National Market System, the fair market value per share shall be deemed to be the average of the mean between the dealer "bid" and "ask" closing prices of the Common Stock on the NASDAQ System for each of the five business days immediately preceding the day for which the determination is made, or if there shall have been no trading of the Common Stock during those days, on the next preceding five business days during which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Plan Administrator by applying any reasonable valuation method.

     7.5  Duration of Options. Each Option shall be of a duration as specified
          -------------------
in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

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     7.6  Additional Limitations on Grant.  No Incentive Stock Option shall be
          -------------------------------
granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

     7.7  Early Exercise. The Option Agreement may, but need not, provide that
          --------------
the Optionee may elect to exercise all or any portion of the Option prior to its vesting. Any shares purchased upon exercise of an unvested portion of the Option shall be subject to a right of repurchase in favor of the Company in accordance with the terms of an Early Exercise Stock Purchase Agreement which shall be set forth as an attachment to the Stock Option Agreement.

     7.8  Other Terms and Conditions. The Option Agreement may contain such
          --------------------------
other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator.

     7.9  Substitution of Options for Existing Options Under the CEC Resources
          --------------------------------------------------------------------
Ltd. Employee Incentive Share Option Plan. The Plan Administrator shall grant
-----------------------------------------
under the Plan substitute Options for each option outstanding as of October 14, 1999, under the CEC Resources Ltd. Employee Incentive Share Option Plan (the "Prior Plan"). Any Option granted under this Plan in substitution for an option granted under the Prior Plan shall expressly provide that it is being granted in full satisfaction of, and in substitution for, any and all options previously granted under the Prior Plan. The following terms and conditions of the substitute Options granted pursuant to this Plan shall be the same as the terms and conditions relating to the specific options granted pursuant to an optionee's Stock Option Agreement executed under the terms of the Prior Plan:
(1) the grant and exercise prices of the Option; (2) the character of the Option as an Incentive Stock Option or a Nonqualified Stock Option; (3) the vesting provisions applicable to the Option (except to the extent previously modified in executed employment agreements between the Optionee and CEC Resources Ltd.); (4) the change in control provisions applicable to the Option (except to the extent previously modified in executed employment agreements between the Optionee and CEC Resources, Ltd.); (5) the provisions addressing the consequences of the Optionee's termination of employment for any reason; (6) the limitations on assignability of the Option; (7) the expiration date of the Option; and (8) the payment method for the purchase of the shares subject to the Option. To the maximum extent possible, such substitution shall be accomplished in a manner that meets the requirements of Section 424(a) of the Code.

                        SECTION 8: EXERCISE OF OPTIONS
                        ------------------------------

     8.1  Manner of Exercise. Subject to the limitations and conditions of the
          ------------------
Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the

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

number of shares of Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, and (3) representations meeting the requirements of Sections 12.3 if requested by the Company.

     8.2  Payment of Purchase Price. Payment for shares and withholding taxes
          -------------------------
shall be in the form of either (1) cash, (2) a certified or bank cashier's check to the order of the Company, or (3) shares of the Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.4) equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, (4) any other form of legal consideration that may be acceptable to the Plan Administrator, or (5) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless the Plan Administrator has approved of payment in such form by such Optionee with respect to the Option exercise in question. Should the Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, at the time an Option is exercised, and to the extent the Option is exercised for vested shares, then payment may also be made through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (A) to a brokerage firm designated by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes, and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Upon the exercise of any Option, the Company, in its sole discretion, may permit the deferred payment of the purchase price on such terms and conditions as the Company shall specify.

                         SECTION 9: CHANGE IN CONTROL
                         ----------------------------

     Notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable in full upon the occurrence of a Change in Control. However, if the Change in Control occurs because of the change in the Board of Directors described in clause (4) of the definition of Change in Control, this Section 9 shall not apply to any Options of an Optionee who, or an Affiliate of whom, has waged a proxy contest resulting in the change in more than a majority of the Board of Directors or has endorsed the change in the Board of Directors, and the exercisability of the Options of that Optionee shall not be affected by this Section 9. If any employment agreement between an Optionee and the Company provides that Options granted under this Plan will become vested upon the occurrence of other events (such as, but not limited to, an event that constitutes a change in control as defined in that employment agreement but that is not a Change in Control as defined in
Section 2(d) of this Plan), then Options granted under this Plan shall become vested upon the occurrence of such other events in accordance with the terms of such employment agreement, in addition to becoming vested in accordance with the terms of this Plan and the Option Agreement issued to the Optionee under this Plan.

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

               SECTION 10: EFFECT OF TERMINATION OF EMPLOYMENT
               -----------------------------------------------

     10.1  Termination of Employment Other Than Upon Death or Disability.
           -------------------------------------------------------------
Subject to any limitations set forth in the Option Agreement, and provided that the notice of exercise is provided prior to the expiration of the Option, the Optionee shall be entitled to exercise the Option (i) during the Optionee's employment by the Company or a Subsidiary and (ii) for a period of three months after the date of a termination of employment other than for Cause. Any vesting of the Option shall cease upon termination of employment, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Options not exercisable as of the date of termination, and any Options or portions of Options not exercised within the period specified herein, shall terminate.

     10.2  Termination By Death of Optionee. Notwithstanding Section 10.1, if an
           --------------------------------
Optionee should die while in the employ of the Company or a Subsidiary or within a period of three months after termination of employment with the Company or a Subsidiary under circumstances in which Section 10.1 would permit the exercise of the Option following termination, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within the year after the date of death, but not later than the expiration date of the Option. Any vesting of the Option shall cease upon termination of employment, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Options not exercisable as of the date of termination, and any Options or portions of Options not exercised within the period specified herein, shall terminate.

     10.3  Termination By Disability of Optionee. Notwithstanding Section 10.1,
           -------------------------------------
if an Optionee should terminate employment with the Company or a Subsidiary by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option. Any vesting of the Option shall cease upon termination of employment, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Options not exercisable as of the date of termination, and any Options or portions of Options not exercised within the period specified herein, shall terminate.

     10.4  Termination of Directors and Consultants. For purposes of this
           ----------------------------------------
Section 10, a termination of employment shall be deemed to include the termination of a director's service as a member of the board of directors and the termination of a consulting arrangement in the case of consultants, provided that immediately following such termination the director or consultant is not employed by the Company or a Subsidiary.

     10.5  Breach of Covenant Not to Compete. Notwithstanding anything herein to
           ---------------------------------
the contrary, Options granted to the Optionee shall terminate immediately if the Optionee breaches any obligation under a covenant not to compete with the Company or any of its Subsidiaries.

     10.6  Extension of Option Termination Date. The Plan Administrator, in its
           ------------------------------------
sole discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 10. In such event, the termination date shall be a date selected by the Plan Administrator in its sole discretion, but not later than the latest expiration date of the Option permitted pursuant to Section 7.5. Such extension may be made in the Option Agreement as originally executed or by amendment to the Option Agreement, either prior to or following termination of an Optionee's employment. The Plan Administrator shall have no power to extend the termination date of an Incentive Stock Option beyond the periods provided in Sections 10.1, 10.2 and 10.3 prior to the termination of the Optionee's employment or without the approval of the Optionee, which may be granted or withheld in the Optionee's sole discretion. Any extension of the termination date of an Incentive Stock Option shall be deemed to be the grant of a new Option for purposes of the Code. Any extension of the termination date of an Incentive Stock Option beyond the termination dates set forth in Sections 10.1,
10.2 and 10.3 may result in the disqualification of the Option as an Incentive Stock Option.

                  SECTION 11: NON-TRANSFERABILITY OF OPTION
                  ------------------------------------------

     Options granted pursuant to the Plan are not transferable by the Optionee other than by Will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void. Notwithstanding the foregoing, an Option may be transferred by an Optionee solely to (i) members of the Optionee's immediate family (children, grandchildren, or spouse); (ii) trusts for the benefit of such family members; or (iii) partnerships where the only partners are such family members.


                        SECTION 12: ISSUANCE OF SHARES
                        ------------------------------

     12.1  Transfer of Shares to Optionee. As soon as practicable after the
           ------------------------------
Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. If the Optionee has made an early exercise in accordance with the Option Agreement, the Company may retain the non-vested shares of Common Stock until they have vested pursuant to the Early Exercise Stock Purchase Agreement. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value (as determined in accordance with Section 7.4) of such fractional shares on the date of exercise.

     12.2  Compliance with Laws. If the issuance or transfer of shares by the
           --------------------
Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares. If, after reasonable efforts, the Company is unable to obtain the authority which counsel for the Company deems necessary for the lawful issuance and sale of shares upon exercise of Options under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares upon exercise of such Options unless and until such authority is obtained.

     12.3 Investment Representation.  The Company may require any Optionee, as a
          -------------------------
condition precedent to exercising any Option, to provide a written representation providing assurances satisfactory to the Company (i) as to the Optionee's knowledge and experience in financial and business matters and/or that the Optionee has engaged a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, (ii) that the Optionee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and
(iii) that the Optionee is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. Such a representation shall not be required if (A) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (B) as to any particular requirement, a determination is made by counsel for the Company that such representation is not required. Certificates representing Common Stock acquired upon exercise of Options may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until the Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

                            SECTION 13: AMENDMENTS
                            ----------------------

     The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted. Unless the stockholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Section 7.3, except as provided in Section 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.


                           SECTION 14: TERM OF PLAN
                           ------------------------

     This Plan shall terminate on September 1, 2009; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

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

                       SECTION 15:  RIGHTS AS STOCKHOLDER
                       ----------------------------------

     An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.


                       SECTION 16:  NO EMPLOYMENT RIGHTS
                       ---------------------------------

     Nothing contained in this Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option.


                           SECTION 17:  GOVERNING LAW
                           --------------------------

     This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

                          SECTION 18:  USE OF PROCEEDS
                          ----------------------------

     Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


     Adopted effective the 14th day of October, 1999.


                              CARBON ENERGY CORPORATION


                              By:______________________________

                              Title:___________________________

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